EXHIBIT 99


                                  $127,250,000
                                  (Approximate)
          Wells Fargo Home Equity Asset-Backed Securities 2005-4 Trust
               Wells Fargo Asset Securities Corporation, Depositor
                        Lehman Brothers Inc., Underwriter
              Home Equity Asset-Backed Certificates, Series 2005-4

Overview of the Offered LIBOR Certificates

---------------- ----------------- ------------- ------------ ----------------- ------------ ---------------- ----------------------
                   Approximate                    Expected        Initial        Estimated      Principal
                    Principal      Certificate     Credit       Pass-Through     Avg. Life   Payment Window            S&P
 Certificates       Balance(1)         Type      Support (2)      Rate (3)       (yrs) (4)       (4) (5)         Expected Ratings
---------------- ----------------- ------------- ------------ ----------------- ------------ ---------------- ----------------------
      M-1             $40,390,000      Sub         10.85%       LIBOR + [ ]%       4.54       05/09 - 04/12            AA+
---------------- ----------------- ------------- ------------ ----------------- ------------ ---------------- ----------------------
      M-2             $27,361,000      Sub          7.70%       LIBOR + [ ]%       4.45       04/09 - 04/12             AA
---------------- ----------------- ------------- ------------ ----------------- ------------ ---------------- ----------------------
      M-3              $8,686,000      Sub          6.70%       LIBOR + [ ]%       4.41       03/09 - 04/12            AA-
---------------- ----------------- ------------- ------------ ----------------- ------------ ---------------- ----------------------
      M-4             $16,069,000      Sub          4.85%       LIBOR + [ ]%       4.40       02/09 - 04/12             A+
---------------- ----------------- ------------- ------------ ----------------- ------------ ---------------- ----------------------
      M-5              $8,686,000      Sub          3.85%       LIBOR + [ ]%       4.38       02/09 - 04/12             A
---------------- ----------------- ------------- ------------ ----------------- ------------ ---------------- ----------------------
      M-6              $5,646,000      Sub          3.20%       LIBOR + [ ]%       4.38       02/09 - 04/12             A-
---------------- ----------------- ------------- ------------ ----------------- ------------ ---------------- ----------------------
      M-7             $10,857,000      Sub          1.95%       LIBOR + [ ]%       4.32       01/09 - 04/12            BBB+
---------------- ----------------- ------------- ------------ ----------------- ------------ ---------------- ----------------------
      M-8              $4,343,000      Sub          1.45%       LIBOR + [ ]%       4.09       01/09 - 08/11            BBB
---------------- ----------------- ------------- ------------ ----------------- ------------ ---------------- ----------------------
      M-9              $5,212,000      Sub          0.85%       LIBOR + [ ]%       3.68       01/09 - 10/10            BBB-
---------------- ----------------- ------------- ------------ ----------------- ------------ ---------------- ----------------------
     Total           $127,250,000
---------------- ----------------- ------------- ------------ ----------------- ------------ ---------------- ----------------------

Overview of the Non-offered LIBOR Certificates

---------------- ----------------- ------------- ------------ ----------------- ------------ ---------------- ----------------------
       A             $733,966,000       Sr         15.50%       LIBOR + [ ]%        N/A            N/A                 N/A
---------------- ----------------- ------------- ------------ ----------------- ------------ ---------------- ----------------------
      B-1              $3,040,000      Sub          0.50%       LIBOR + [ ]%        N/A            N/A                 N/A
---------------- ----------------- ------------- ------------ ----------------- ------------ ---------------- ----------------------

(1) The initial aggregate principal balance of the LIBOR Certificates will be subject to an upward or downward variance of no more than approximately 10%. The principal balances of the LIBOR Certificates are calculated using the scheduled principal balances of the Mortgage Loans as of the Cut-Off Date.

(2) On the closing date, the expected overcollateralization will be an amount equal to approximately 0.50% of the scheduled principal balances of the Mortgage Loans as of the Cut-Off Date.

(3) See the "Structure of the Certificates" section of this Term Sheet for more information on the Pass-Through-Rates of the LIBOR Certificates.

(4) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Optional Clean-Up Call on all certificates.

(5) The final scheduled distribution date for the certificates is the Distribution Date in December 2035.

Selected Mortgage Pool Data ((1))

----------------------------------------------------------- --------------------
                                                                   Aggregate
----------------------------------------------------------- --------------------
Scheduled Principal Balance:                                        $868,599,210
Number of Mortgage Loans:                                                  4,841
Average Scheduled Principal Balance:                                    $179,426
Weighted Average Gross Coupon:                                            7.222%
Weighted Average Net Coupon(2):                                           6.722%
Non-Zero Weighted Average FICO Score:                                        623
Weighted Average Original LTV Ratio:                                      78.70%
Weighted Average Original Full Combined LTV Ratio(3):                     85.17%
Weighted Average Stated Remaining Term (months):                             353
Weighted Average Seasoning (months):                                           2
Weighted Average Months to Roll:                                              22
Weighted Average Gross Margin:                                             4.66%
Weighted Average Initial Rate Cap:                                         2.98%
Weighted Average Periodic Rate Cap:                                        1.02%
Weighted Average Gross Maximum Lifetime Rate:                             13.23%
----------------------------------------------------------- --------------------

(1) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Cut-Off Date.

(2) The Weighted Average Net Coupon is equal to the Weighted Average Gross Coupon less the Servicing Fee.

(3) Reflects the original loan-to-value ratio, plus any known subordinate liens not owned by the trust fund.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. Alternatively, you may obtain a copy of the Prospectus Supplement and Prospectus from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, extension 59519 and ask for Paul Tedeschi upon request. (The Prospectus Supplement and Prospectus are referred to collectively as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. This information is furnished to you solely by Lehman Brothers Inc. and not by the Issuer of the securities or any of its affiliates. Lehman Brothers Inc. is acting as underwriter and not acting as agent for the Issuer or its affiliates in connection with the proposed transaction.

Features of the Transaction
---------------------------

o The mortgage loans in the transaction consist of sub-prime, adjustable and fixed rate, first lien residential mortgage loans (the "Mortgage Loans") originated or acquired by Wells Fargo Bank, N.A. ("Wells Fargo").

o The Mortgage Loans will be serviced by the Wells Fargo Home Mortgage division of Wells Fargo Bank, N.A.

o Credit support for the certificates will be provided through a senior/subordinate structure, upfront fully funded overcollateralization of approximately 0.50%, excess spread and mortgage insurance.

o None of the Mortgage Loans are classified as (a) "high cost" loans under the Home Ownership and Equity Protection Act of 1994, as amended or (b) "high cost" loans under any other applicable state, federal or local law.

o None of the Mortgage Loans secured by a property in the state of Georgia were originated between October 1, 2002 and March 7, 2003.

o     The transaction will be modeled on Bloomberg as WFHET 2005-4.

o This transaction will contain a one-month LIBOR yield maintenance agreement (the "Yield Maintenance Agreement") available to pay Cap Carryover Amounts on the Class M and Class B-1 Certificates in the manner described herein. The Yield Maintenance Agreement will have an initial notional amount of approximately $130,290,000, a term of 59 months beginning on the second Distribution Date, and the trust fund will receive a payment under the Yield Maintenance Agreement with respect to any Distribution Date on which one-month LIBOR exceeds the applicable strike rate with respect to such Distribution Date. (See Appendix A for Yield Maintenance Agreement details).

o The Offered Certificates and the Class A Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.


Time Table
----------

Expected Closing Date:                 December 22, 2005

Cut-Off Date:                          December 1, 2005

Expected Pricing Date:                 Week of December 19, 2005

First Distribution Date:               January 25, 2006

Key Terms
---------

Offered Certificates:                   Class M Certificates

Non-Offered Certificates:               Class A, Class B-1, Class CE, Class P
                                        and Class R Certificates

LIBOR Certificates:                     Class A, Class M and Class B-1
                                        Certificates

Class M Certificates:                   Class M-1, Class M-2, Class M-3, Class
                                        M-4, Class M-5, Class M-6, Class M-7,
                                        Class M-8 and Class M-9 Certificates

Class R Certificates:                   Class R-1 and Class R-2 Certificates

Subordinated Certificates:              Class M, Class B-1 and Class CE
                                        Certificates

Depositor:                              Wells Fargo Asset Securities Corporation

Underwriter:                            Lehman Brothers Inc.

Servicer:                               Wells Fargo Bank, N.A.

Securities Administrator:               Wells Fargo Bank, N.A.

Trustee:                                HSBC Bank (USA), National Association

Custodian:                              Wells Fargo Bank, N.A.

Cap Provider:                           IXIS Financial Products Inc.

Yield Maintenance Agreement:            This transaction will have a one-month
                                        LIBOR yield maintenance agreement
                                        available to pay Cap Carryover Amounts
                                        on the Class M and Class B-1
                                        Certificates. The Yield Maintenance
                                        Agreement will have an initial notional
                                        amount of $130,290,000, for a term of 59 months beginning on the second
                                        Distribution Date.

Credit Risk Manager:                    Clayton Fixed Income Services Inc.
                                        (formerly known as The Murrayhill
                                        Company), a Colorado corporation

Credit Risk Manager Fee:                1.10 bps per annum of the unpaid
                                        principal balance of each mortgage loan
                                        payable monthly

Servicing Fee Rate:                     50 bps

Distribution Date:                      25th day of the month or the next
                                        Business Day

Record Date:                            For any Distribution Date, the last
                                        Business Day of the Interest Accrual
                                        Period.

Delay Days:                             0 day delay on all the Offered
                                        Certificates

Day Count:                              Actual/360 basis

Prepayment Period:                      The calendar month prior to the
                                        Distribution Date

Collection Period:                      The period commencing on the second day
                                        of the calendar month preceding the
                                        month in which the Distribution Date
                                        occurs and ending on the first day of
                                        the calendar month in which the
                                        Distribution Date occurs.

Interest Accrual Period:                For the LIBOR Certificates, from and
                                        including the prior Distribution Date,
                                        or for the first Distribution Date, from the Closing Date, through and including the day prior to the current
                                        Distribution Date.

Pricing Prepayment Assumption:          30% CPR

Excess Spread:                          The interest payable on the mortgage
                                        loans due to the initial weighted
                                        average net mortgage interest rate of
                                        the mortgage pool will be greater than
                                        the interest payments required on the
                                        LIBOR Certificates, resulting in excess
                                        cash flow calculated in the following
                                        manner based on the collateral as of the Cut-Off Date:

                                        Initial Gross WAC of the Mortgage Loans (1):                                   7.22154%
                                           Less Servicing Fee:                                                         0.50000%
                                                                                                                  ------------------
                                        Net WAC (1):                                                                   6.72154%
                                           Less Initial Principal Certificate Coupon (Approx.)(1)((2)):                5.24882%
                                           Less Credit Risk Manager Fee Rate:                                          0.01100%
                                                                                                                  ------------------
                                        Initial Excess Spread (1):                                                     1.46172%

                                        (1)  This amount will vary on each
                                             distribution date based on changes
                                             to the weighted average interest
                                             rate on the Mortgage Loans as well
                                             as any changes in day count.

                                        (2)  Assumes 1-month LIBOR equal to
                                             4.37% and a 30-day month. This
                                             amount will vary on each
                                             distribution date based on changes
                                             to the weighted average
                                             Pass-Through Rates on the LIBOR
                                             Certificates as well as any changes
                                             in day count.

Servicer Advancing:                     The Servicer will advance delinquent
                                        payments of scheduled principal and
                                        interest (other than balloon payments),
                                        subject to recoverability.

Compensating Interest:                  The Servicer will be obligated, on or
                                        before each Distribution Date, to pay to the Securities Administrator for the benefit of Certificateholders an amount
                                        (such amount, "Compensating Interest")
                                        equal to the lesser of (i) the aggregate prepayment interest shortfall attributable to prepayments in full with respect to such Distribution Date and
                                        (ii) the Servicing Fee for such
                                        Distribution Date.

Optional Clean-up Call:                 The transaction has a 10% optional
                                        clean-up call.

Rating Agency:                          Standard & Poor's Ratings Services, a
                                        division of The McGraw-Hill Companies,
                                        Inc.

Minimum Denomination:                   $100,000 with regard to each of the
                                        Offered Certificates.

Legal Investment:                       It is anticipated that the Class M-1,
                                        Class M-2 and Class M-3 Certificates
                                        will initially be SMMEA eligible.

ERISA Eligible:                         Underwriter's exemption is expected to
                                        apply to the Offered Certificates.
                                        However, prospective purchasers should
                                        consult their own counsel.

Tax Treatment:                          All LIBOR Certificates represent REMIC
                                        regular interests subject to certain
                                        rights and obligations to receive
                                        amounts in respect of the Cap Carryover
                                        Amounts; the Securities Administrator
                                        will treat the rights and obligations to receive amounts in respect of the Cap
                                        Carryover Amounts as rights under a
                                        notional principal contract. The Class
                                        R-1 and Class R-2 Certificates each
                                        represent the residual interest in a
                                        REMIC.

Prospectus:                             The Offered Certificates and the Class A
                                        Certificates will be offered pursuant to a prospectus supplemented by a prospectus supplement (together, the
                                        "Prospectus"). Complete information with respect to the Offered Certificates and the Class A Certificates and the collateral in which they evidence a beneficial ownership interest will be contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

                                        PLEASE SEE "RISK FACTORS" IN THE
                                        PROSPECTUS FOR A DESCRIPTION OF
                                        INFORMATION THAT SHOULD BE CONSIDERED IN
                                        CONNECTION WITH AN INVESTMENT IN THE
                                        OFFERED CERTIFICATES.

Structure of the Certificates
-----------------------------

Description of Principal and Interest Distributions

Principal will be paid as described under the heading "Principal Distributions". Prior to the Step-Down Date or when a Trigger Event is in effect, all principal collected or advanced on the Mortgage Loans will be paid to the LIBOR Certificates as described herein. On or after the Step-Down Date, so long as no Trigger Event is in effect, the LIBOR Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to maintain the overcollateralization target (which is one component of the credit support available to the Certificateholders).

Interest will be paid monthly, on all of the LIBOR Certificates, at a rate of one-month LIBOR plus a margin that will step up after the date on which the Optional Clean-up Call is exercisable, subject to the applicable Cap or Maximum Cap Rate. The interest paid to each class will be reduced by Current Interest Shortfalls allocated to such class to the extent not otherwise covered by the monthly excess interest amount. Any reductions in interest payments due to the Pass-Through-Rate attributable to the applicable Cap or Maximum Cap Rate will be carried forward with interest at the applicable Pass-Through-Rate as described below and will be payable after payment of all required principal payments on such future Distribution Dates.

Definitions

Credit Enhancement. The LIBOR Certificates are credit enhanced by (1) the Monthly Excess Interest Amount, (2) 0.50% overcollateralization (fully funded upfront), and (3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

Targeted Overcollateralization Amount. As of any Distribution Date, approximately 0.50% of the aggregate principal balance of the mortgage loans as of the Cut-Off Date.

Mortgage Insurance. As of the Cut-Off Date, approximately 85.17% of the Mortgage Loans with original LTVs greater than 80% are covered by borrower and/or lender paid mortgage insurance.

Senior Enhancement Percentage. For any Distribution Date, the percentage obtained by dividing (x) the aggregate principal balance of the Class M and Class B-1 Certificates (including any overcollateralization and prior to taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Collection Period.

Step-Down Date. The earlier of (A) the Distribution Date following the date on which the principal balance of the Class A Certificates has been reduced to zero and (B) the later to occur of:

(x)   the Distribution Date occurring in January 2009; and

(y) the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to 31.00%.

----------- ---------------------------------- -----------------------------
   Class     Initial Subordination Percentage     Step-Down Date Percentage
----------- ---------------------------------- -----------------------------
     A                    15.50%                           31.00%
----------- ---------------------------------- -----------------------------
    M-1                   10.85%                           21.70%
----------- ---------------------------------- -----------------------------
    M-2                   7.70%                            15.40%
----------- ---------------------------------- -----------------------------
    M-3                   6.70%                            13.40%
----------- ---------------------------------- -----------------------------
    M-4                   4.85%                             9.70%
----------- ---------------------------------- -----------------------------
    M-5                   3.85%                             7.70%
----------- ---------------------------------- -----------------------------
    M-6                   3.20%                             6.40%
----------- ---------------------------------- -----------------------------
    M-7                   1.95%                             3.90%
----------- ---------------------------------- -----------------------------
    M-8                   1.45%                             2.90%
----------- ---------------------------------- -----------------------------
    M-9                   0.85%                             1.70%
----------- ---------------------------------- -----------------------------
    B-1                   0.50%                             1.00%
----------- ---------------------------------- -----------------------------

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) the three-month rolling average of 60+ Day Delinquent Loans (as a percentage of the aggregate principal balance of the mortgage loans as of the last day of the related Collection Period) equals or exceeds 48.00% of the Senior Enhancement Percentage or (ii) the aggregate amount of realized losses incurred since the Cut-Off Date through the last day of the related Collection Period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:

---------------------------------- ------------------------------------------------------------
        Distribution Date                      Cumulative Realized Loss Percentage:
---------------------------------- ------------------------------------------------------------
  January 2009 - December 2009       2.90% for the first month, plus an additional 1/12th of
                                                 1.00% for each month thereafter
---------------------------------- ------------------------------------------------------------
  January 2010 - December 2010       3.90% for the first month, plus an additional 1/12th of
                                                  0.70% for each month thereafter
---------------------------------- ------------------------------------------------------------
  January 2011 - December 2011       4.60% for the first month, plus an additional 1/12th of
                                                 0.30% for each month thereafter
---------------------------------- ------------------------------------------------------------
   January 2012 and thereafter                                4.90%
---------------------------------- ------------------------------------------------------------

60+ Day Delinquent Loan. A 60+ Day Delinquent Loan is any Mortgage Loan (including each Mortgage Loan in foreclosure and each Mortgage Loan for which the related mortgagor has filed for bankruptcy after the Closing Date) with respect to which any portion of a monthly payment is, as of the last day of the prior Collection Period, two months or more past due and each Mortgage Loan relating to REO property.

Step-Up Coupons. For all LIBOR Certificates the coupon will increase after the first distribution date on which the Optional Clean-Up Call is first exercisable, should the call not be exercised. The margin for the Class A Certificates will increase to 2 times the margin at issuance, the margin for the Class M and Class B-1 Certificates will increase to 1.5 times the margin at issuance.

Class A Pass-Through Rate. The Class A Certificates will accrue interest at a variable rate equal to the lesser of (a) the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the related Group Maximum Rate Cap and (b) the related Group Cap.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (a) the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Pool Maximum Rate Cap and (b) the Pool Cap.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a variable rate equal to the lesser of (a) the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Pool Maximum Rate Cap and (b) the Pool Cap.

Class M-3 Pass-Through Rate. The Class M-3 Certificates will accrue interest at a variable rate equal to the lesser of (a) the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Pool Maximum Rate Cap and (b) the Pool Cap.

Class M-4 Pass-Through Rate. The Class M-4 Certificates will accrue interest at a variable rate equal to the lesser of (a) the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Pool Maximum Rate Cap and (b) the Pool Cap.

Class M-5 Pass-Through Rate. The Class M-5 Certificates will accrue interest at a variable rate equal to the lesser of (a) the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Pool Maximum Rate Cap and (b) the Pool Cap.

Class M-6 Pass-Through Rate. The Class M-6 Certificates will accrue interest at a variable rate equal to the lesser of (a) the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Pool Maximum Rate Cap and (b) the Pool Cap.

Class M-7 Pass-Through Rate. The Class M-7 Certificates will accrue interest at a variable rate equal to the lesser of (a) the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Pool Maximum Rate Cap and (b) the Pool Cap.

Class M-8 Pass-Through Rate. The Class M-8 Certificates will accrue interest at a variable rate equal to the lesser of (a) the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Pool Maximum Rate Cap and (b) the Pool Cap.

Class M-9 Pass-Through Rate. The Class M-9 Certificates will accrue interest at a variable rate equal to the lesser of (a) the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Pool Maximum Rate Cap and (b) the Pool Cap.

Class B-1 Pass-Through Rate. The Class B-1 Certificates will accrue interest at a variable rate equal to the lesser of (a) the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Pool Maximum Rate Cap and (b) the Pool Cap.

Cap. Either the applicable Group Cap or the Pool Cap.

Group Cap. For any Distribution Date and for the Class A Certificates of a group will be a per annum rate (subject to adjustment based on the actual number of days elapsed in the related interest accrual period) equal to the weighted average of the mortgage interest rates (less the Servicing Fee Rate) for the Mortgage Loans of the related loan group, weighted on the basis of the unpaid principal balance of the Mortgage Loans of the related loan group as of the first day of the related Collection Period; provided, however, that on any Distribution Date after the aggregate principal balance of the Class A Certificates related to either group has been reduced to zero, such weighting shall be on the basis of the unpaid principal balance of the Mortgage Loans of both loan groups as of the first day of the related Collection Period.

Pool Cap. As to any Distribution Date, a per annum rate equal to the weighted average of each Group Cap, weighted on the basis of the related Group Subordinate Amount for each group, provided however, that on any Distribution Date after the aggregate principal balance of the Class A Certificates related to any group has been reduced to zero, such weighting shall be on the basis of the unpaid principal balance of the Mortgage Loans of the related loan group as of the first day of the related Collection Period.

Maximum Rate Cap. Either the applicable Group Maximum Rate Cap or the Pool Maximum Rate Cap.

Group Maximum Rate Cap. For any Distribution Date and for the Class A Certificates of a group will be a per annum rate (subject to adjustment based on the actual number of days elapsed in the related interest accrual period) equal to the weighted average of the mortgage interest rate ceilings (less the Servicing Fee Rate) for the adjustable rate Mortgage Loans of the related loan group and the mortgage interest rates (less the Servicing Fee Rate) for the fixed rate Mortgage Loans of the related loan group, weighted on the basis of the unpaid principal balance of the Mortgage Loans of the related loan group as of the first day of the related Collection Period.

Pool Maximum Rate Cap. As to any Distribution Date, a per annum rate equal to the weighted average of each Group Maximum Rate Cap, weighted on the basis of the related Group Subordinate Amount for each group, provided however, that on any Distribution Date after the aggregate principal balance of the Class A Certificates related to any group has been reduced to zero, such weighting shall be on the basis of the unpaid principal balance of the Mortgage Loans of the related loan group as of the first day of the related Collection Period.

Group Subordinate Amount. For any Distribution Date and a loan group, will be equal to the greater of (x) zero and (y) the excess of the aggregate unpaid principal balance of the Mortgage Loans in such loan group as of the first day of the related Collection Period over the aggregate Principal Balance of the Class A Certificates of the related group immediately prior to such Distribution Date.

Cap Carryover Amount. With respect to the LIBOR Certificates on any Distribution Date, the Cap Carryover Amount will equal the sum of (i) the excess, if any, of interest that would otherwise be due on such class of certificates at such certificates' applicable Pass-Through Rate (without regard to the applicable Cap, but up to a maximum rate equal to the applicable Maximum Rate Cap) over interest due on such class of certificates at a rate equal to the applicable Cap, (ii) any Cap Carryover Amount for such class remaining unpaid for such certificate from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the certificates' applicable Pass-Through Rate (without regard to the applicable Cap, but up to a maximum rate equal to the applicable Maximum Rate Cap).

Accrued Certificate Interest. For each class of LIBOR Certificates on any Distribution Date, the amount of interest accrued during the related Interest Accrual Period on the related principal balance immediately prior to such Distribution Date at the related Pass-Through Rate as reduced by that class's share of the excess of the Current Interest Shortfall for such Distribution Date, if any, over the Monthly Excess Interest Amount for such Distribution Date.

Current Interest Shortfall. Any shortfalls resulting from the application of the Servicemembers Civil Relief Act or any similar state statutes, prepayment interest shortfalls resulting from prepayments in full, to the extent not covered by Compensating Interest and any prepayment interest shortfalls resulting from partial principal prepayments.

Interest Remittance Amount. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to interest received or advanced on the Mortgage Loans less the Servicing Fee Rate and certain amounts available for reimbursement of advances.

Realized Losses. With respect to any defaulted Mortgage Loan that is liquidated, the amount of loss realized equal to the portion of the principal balance remaining unpaid after application of all liquidation proceeds, insurance proceeds and condemnation awards, net of amounts reimbursable to the Servicer for the related advances and the applicable servicing fees in respect of such Mortgage Loan.

Interest Distributions on the LIBOR Certificates. On each Distribution Date, interest distributions from the Interest Remittance Amount will be allocated as follows:

(a) to the Class A Certificates, the related accrued certificate interest and any unpaid accrued certificate interest amount from prior Distribution Dates;

(b) from any remaining Interest Remittance Amount to the Class M Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest and interest carryforward amount for such Distribution Date;

(c) from any remaining Interest Remittance Amount to the Class B-1 Certificates, their Accrued Certificate Interest and interest carryforward amount for such Distribution Date;

(d)   to pay the Credit Risk Manager, the Credit Risk Manager Fee; and

(e) from any remaining Interest Remittance Amount (such amount, the "Monthly Excess Interest Amount"), as a component of Monthly Excess Cashflow Amount.

Principal Distributions. On each Distribution Date (a) prior to the Step-Down Date or (b) on which a Trigger Event is in effect, the Principal Distribution Amount will be allocated in the following order of priority:

(a) to the related Class A Certificates, the related Principal Distribution Amount, until the principal balance thereof has been reduced to zero;

(b) the portion of the available Principal Distribution Amount remaining after making the distribution described above in paragraph (a) will be distributed to the Class M Certificates, sequentially, in ascending numerical order, until the principal balances thereof have been reduced to zero;

(c) the portion of the available Principal Distribution Amount remaining after making the distribution described above in paragraphs (a) and (b) will be distributed to the Class B-1 Certificates until the principal balances thereof have been reduced to zero; and

(d) from any remaining Principal Distribution Amount, as a component of Monthly Excess Cash Flow Amount.

On each Distribution Date (a) on or after the Step-Down Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated in the following order of priority:

(a) to the related Class A Certificates, the lesser of the related Principal Distribution Amount and the related Class A Principal Distribution Amount, until their principal balance has been reduced to zero;

(b) the portion of the available Principal Distribution Amount remaining after making the distribution described above in paragraph (a) will be distributed sequentially, in ascending numerical order, to each Class M Certificate, the lesser of the remaining Principal Distribution Amount and the Principal Distribution Amount for such class, until the principal balance of such class has been reduced to zero; and

(c) the portion of the available Principal Distribution Amount remaining after making the distribution described above in paragraphs (a) and (b) will be distributed to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Principal Distribution Amount for such class, until the principal balance of such class has been reduced to zero.

Allocation of Monthly Excess Cashflow Amount and Yield Maintenance Agreement Payments. For any Distribution Date, any Monthly Excess Cashflow Amounts and Yield Maintenance Agreement payments shall be paid as follows:

(a) from any Monthly Excess Cashflow Amounts in the following order of priority:

      (i) concurrently to the Class A Certificates, first their remaining unpaid Accrued Certificate Interest and then their interest carryforward amount;

      (ii) sequentially, in ascending numerical order, to the Class M Certificates, first their remaining unpaid Accrued Certificate Interest, and then their interest carryforward amount;

      (iii) to the Class B-1 Certificates, first their remaining unpaid Accrued Certificate Interest, and then their interest carryforward amount;

      (iv) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class B-1 Certificates, any Realized Loss Amortization Amount;

      (v) to the Class A Certificates, any Cap Carryover Amount for the Class A Certificates;

      (vi) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class B-1 Certificates, any Cap Carryover Amounts for such classes; and

(b) (i) from the Yield Maintenance Agreement payments, sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class B-1 Certificates, in each case, up to their respective Cap Carryover Amounts, and (ii) from any remaining Yield Maintenance Agreement payments, after the distributions to the certificates in this paragraph, such remaining amount is required to be distributed as set forth in the pooling and servicing agreement;

(c)   to the holders of the Class CE certificates, any remaining amounts.

Monthly Excess Cashflow Amount. For any Distribution Date, the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the certificates.

Allocation of Realized Losses. All Realized Losses on the Mortgage Loans will be allocated sequentially on each Distribution Date in the following order of priority, (a) to the excess cash flow, (b) in reduction of the overcollateralization amount, and (c) sequentially, to the Class B-1, Class M-9, Class M-8, Class M-7, Class M-6, Class M-5, Class M-4, Class M-3, Class M-2 and Class M-1 Certificates, in that order. An allocation of any Realized Losses to a Subordinated Certificate (other than the Class CE Certificates) on any Distribution Date will be made by reducing its principal balance, after taking into account all distributions made on such Distribution Date and any increase in principal balance due to a subsequent recovery. Realized Losses will not be allocated to reduce the principal balance of the Class A Certificates.

Realized Loss Amortization Amount. For each Distribution Date and each class of Subordinated Certificates (other than the Class CE Certificates), the Realized Loss Amortization Amount will be equal to the amount by which (x) the aggregate amount of Realized Losses previously applied in reduction of the principal balance of such class exceeds (y) the sum of (1) the aggregate of amounts previously distributed in reimbursement thereof pursuant to the allocation of Monthly Excess Cashflow Amount and (2) the amount by which the principal balance of such class has been increased due to any subsequent recovery.

Principal Distribution Amount. On any Distribution Date for each group, (1) the sum of (a) the related Principal Remittance Amount and (b) the related Extra Principal Distribution Amount, if any, minus (2) the related
Overcollateralization Release Amount, if any.

Principal Remittance Amount. On any Distribution Date, the sum, less certain reimbursement and indemnification amounts, of:

      a) all scheduled payments of principal due during the related Collection Period and received by the Servicer on or prior to the related determination date or advanced by the Servicer for the related servicer remittance date,

      b) the principal portion of all partial and full prepayments received during the related prepayment period,

      c) the principal portion of all net liquidation proceeds, net condemnation proceeds, net insurance proceeds and subsequent recoveries received during the month prior to the month during which such Distribution Date occurs,

      d) the principal portion of the repurchase price for any repurchase price for any repurchased Mortgage Loans, that were repurchased during the related prepayment period,

      e) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan during the related prepayment period, and

      f) the principal portion of the termination price if the Optional Clean-Up Call is exercised.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(a) the Monthly Excess Interest Amount, after reduction for any Current Interest Shortfall and (b) the Overcollateralization Deficiency Amount for such Distribution Date allocated to each Group, based on the related Principal Remittance Amount.

Overcollateralization Deficiency Amount: For any Distribution Date, the excess, if any, of (x) the Targeted Overcollateralization Amount for such Distribution Date over (y) the actual overcollateralization amount, after giving effect to distributions of the Principal Distribution Amount (other than the Extra Principal Distribution Amount component) on such Distribution Date.

Overcollateralization Release Amount. For any Distribution Date on or after the Stepdown Date on which a Trigger Event is not in effect, the lesser of (x) the Principal Remittance Amount and (y) the excess, if any, of (i) the Overcollateralization Amount for such Distribution Date, assuming that 100% of the Principal Remittance Amount is applied as a principal payment on the Certificates on such Distribution Date over (ii) the Targeted Overcollateralization Amount of such Distribution Date. With respect to any Distribution Date on which a Trigger Event is in effect, the Overcollateralization Release Amount will be zero.

Class A Principal Distribution Amount. An amount equal to the excess of: (x) the principal balance of the Class A Certificates related to such Group immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 69.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans related to such Group for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date related to such Group over approximately 0.50% of the principal balance of the Mortgage Loans as of the Cut-Off Date related to such Group.

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the principal balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the principal balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 78.30% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over approximately 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the principal balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the principal balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and (C) the principal balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 84.60% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over approximately 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-3 Principal Distribution Amount. An amount equal to the excess of:
(x) the sum of (A) the principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), and (D) the principal balance of the Class M-3 Certificates immediately prior to such Distribution Date, over
(y) the lesser of (A) the product of (i) 86.60% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over approximately 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-4 Principal Distribution Amount. An amount equal to the excess of:
(x) the sum of (A) the principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), and (E) the principal balance of the Class M-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of (A) the product of (i) 90.30% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over approximately 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-5 Principal Distribution Amount. An amount equal to the excess of:
(x) the sum of (A) the principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the principal balance of the Class M-4 Certificates (after taking into account any payment of the Class M-4 Principal Distribution Amount on such Distribution Date), and
(F) the principal balance of the Class M-5 Certificates immediately prior to such Distribution Date, over (y) the lesser of (A) the product of (i) 92.30% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over approximately 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-6 Principal Distribution Amount. An amount equal to the excess of:
(x) the sum of (A) the principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the principal balance of the Class M-4 Certificates (after taking into account any payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the principal balance of the Class M-5 Certificates (after taking into account any payment of the Class M-5 Principal Distribution Amount on such Distribution
Date), and (G) the principal balance of the Class M-6 Certificates immediately prior to such Distribution Date, over (y) the lesser of (A) the product of
(i) 93.60% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over approximately 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-7 Principal Distribution Amount. An amount equal to the excess of:
(x) the sum of (A) the principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the principal balance of the Class M-4 Certificates (after taking into account any payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the principal balance of the Class M-5 Certificates (after taking into account any payment of the Class M-5 Principal Distribution Amount on such Distribution
Date), (G) the principal balance of the Class M-6 Certificates (after taking into account any payment of the Class M-6 Principal Distribution Amount on such Distribution Date), and (H) the principal balance of the Class M-7 Certificates immediately prior to such Distribution Date, over (y) the lesser of (A) the product of (i) 96.10% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over approximately 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-8 Principal Distribution Amount. An amount equal to the excess of:
(x) the sum of (A) the principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the principal balance of the Class M-4 Certificates (after taking into account any payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the principal balance of the Class M-5 Certificates (after taking into account any payment of the Class M-5 Principal Distribution Amount on such Distribution
Date), (G) the principal balance of the Class M-6 Certificates (after taking into account any payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the principal balance of the Class M-7 Certificates (after taking into account any payment of the Class M-7 Principal Distribution Amount on such Distribution Date), and (I) the principal balance of the Class M-8 Certificates immediately prior to such Distribution Date, over (y) the lesser of (A) the product of (i) 97.10% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over approximately 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-9 Principal Distribution Amount. An amount equal to the excess of:
(x) the sum of (A) the principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the principal balance of the Class M-4 Certificates (after taking into account any payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the principal balance of the Class M-5 Certificates (after taking into account any payment of the Class M-5 Principal Distribution Amount on such Distribution
Date), (G) the principal balance of the Class M-6 Certificates (after taking into account any payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the principal balance of the Class M-7 Certificates (after taking into account any payment of the Class M-7 Principal Distribution Amount on such Distribution Date), (I) the principal balance of the Class M-8 Certificates (after taking into account any payment of the Class M-8 Principal Distribution Amount on such Distribution Date), and (J) the principal balance of the Class M-9 Certificates immediately prior to such Distribution Date, over
(y) the lesser of (A) the product of (i) 98.30% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over approximately 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class B-1 Principal Distribution Amount. An amount equal to the excess of:
(x) the sum of (A) the principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the principal balance of the Class M-4 Certificates (after taking into account any payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the principal balance of the Class M-5 Certificates (after taking into account any payment of the Class M-5 Principal Distribution Amount on such Distribution
Date), (G) the principal balance of the Class M-6 Certificates (after taking into account any payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the principal balance of the Class M-7 Certificates (after taking into account any payment of the Class M-7 Principal Distribution Amount on such Distribution Date), (I) the principal balance of the Class M-8 Certificates (after taking into account any payment of the Class M-8 Principal Distribution Amount on such Distribution Date), (J) the principal balance of the Class M-9 Certificates (after taking into account any payment of the Class M-9 Principal Distribution Amount on such Distribution Date), and (K) the principal balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of (A) the product of (i) 99.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over approximately 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Remaining Prepayment Penalty Term by Product Type(1) (2)

Product                        No Penalty    1-12 Months   13-24 Months   25-36 Months   37-48 Months   49-60 Months       Total
1 YR ARM                     $ 19,364,529   $          0   $          0   $          0   $          0   $          0   $ 19,364,529
15 YR FIXED                  $  3,238,927   $          0   $    816,760   $  5,406,634   $          0   $          0   $  9,462,321
2 YR ARM                     $150,268,191   $          0   $431,799,523   $          0   $          0   $          0   $582,067,714
2 YR ARM IO                  $ 38,169,732   $          0   $119,480,046   $          0   $          0   $          0   $157,649,778
3 YR ARM                     $  3,962,826   $          0   $    564,002   $  9,253,529   $          0   $          0   $ 13,780,357
3 YR ARM IO                  $    557,996   $          0   $          0   $  6,801,267   $          0   $          0   $  7,359,262
30 YR Fixed                  $ 13,022,060   $          0   $  1,636,306   $ 47,917,386   $          0   $          0   $ 62,575,752
30 YR Fixed IO               $    344,194   $          0   $    178,500   $    285,449   $          0   $          0   $    808,143
Fixed 15/30 BLN              $  1,864,276   $          0   $          0   $ 13,667,079   $          0   $          0   $ 15,531,355
------------------------------------------------------------------------------------------------------------------------------------
Total(3):                    $230,792,730   $          0   $554,475,137   $ 83,331,344   $          0   $          0   $868,599,210
==========================   ============   ============   ============   ============   ============   ============   ============



Product                       No Penalty   1-12 Months   13-24 Months  25-36 Months  37-48 Months  49-60 Months
1 YR ARM                          2.23%         0.00%          0.00%         0.00%         0.00%         0.00%
15 YR FIXED                       0.37%         0.00%          0.09%         0.62%         0.00%         0.00%
2 YR ARM                         17.30%         0.00%         49.71%         0.00%         0.00%         0.00%
2 YR ARM IO                       4.39%         0.00%         13.76%         0.00%         0.00%         0.00%
3 YR ARM                          0.46%         0.00%          0.06%         1.07%         0.00%         0.00%
3 YR ARM IO                       0.06%         0.00%          0.00%         0.78%         0.00%         0.00%
30 YR Fixed                       1.50%         0.00%          0.19%         5.52%         0.00%         0.00%
30 YR Fixed IO                    0.04%         0.00%          0.02%         0.03%         0.00%         0.00%
Fixed 15/30 BLN                   0.21%         0.00%          0.00%         1.57%         0.00%         0.00%
-------------------------      -------          ----          -----          ----          ----          ----
Total(3):                        26.57%         0.00%         63.84%         9.59%         0.00%         0.00%
=========================      =======          ====          =====          ====          ====          ====

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Cut-Off Date unless otherwise noted.

(2) None of the Mortgage Loans has a prepayment penalty term in excess of 60 months.

(3)   Columns may not add up due to rounding.

-----------------------------------------------------------------------------------------------------------------------------
                                             Sensitivity Analysis - To 10% Call
-----------------------------------------------------------------------------------------------------------------------------

CPR                                      20%               25%               30%               35%                40%

Class M-1
---------
Average Life (yrs)                       6.46              5.19              4.54              4.28              4.36
Window (months)                         37-118            39-93             41-76             44-63              48-54
Expected Final Maturity               10/25/2015        9/25/2013         4/25/2012         3/25/2011          6/25/2010

Class M-2
---------
Average Life (yrs)                       6.46              5.17              4.45              4.07              3.95
Window (months)                         37-118            38-93             40-76             41-63              43-54
Expected Final Maturity               10/25/2015        9/25/2013         4/25/2012         3/25/2011          6/25/2010

Class M-3
---------
Average Life (yrs)                       6.46              5.16              4.41              3.99              3.80
Window (months)                         37-118            38-93             39-76             40-63              42-54
Expected Final Maturity               10/25/2015        9/25/2013         4/25/2012         3/25/2011          6/25/2010

Class M-4
---------
Average Life (yrs)                       6.46              5.16              4.40              3.94              3.72
Window (months)                         37-118            37-93             38-76             39-63              40-54
Expected Final Maturity               10/25/2015        9/25/2013         4/25/2012         3/25/2011          6/25/2010

Class M-5
---------
Average Life (yrs)                       6.46              5.15              4.38              3.91              3.65
Window (months)                         37-118            37-93             38-76             39-63              39-54
Expected Final Maturity               10/25/2015        9/25/2013         4/25/2012         3/25/2011          6/25/2010

Class M-6
---------
Average Life (yrs)                       6.46              5.15              4.38              3.87              3.61
Window (months)                         37-118            37-93             38-76             38-63              39-54
Expected Final Maturity               10/25/2015        9/25/2013         4/25/2012         3/25/2011          6/25/2010

Class M-7
---------
Average Life (yrs)                       6.41              5.11              4.32              3.84              3.55
Window (months)                         37-118            37-93             37-76             37-63              38-54
Expected Final Maturity               10/25/2015        9/25/2013         4/25/2012         3/25/2011          6/25/2010

Class M-8
---------
Average Life (yrs)                       6.06              4.83              4.09              3.62              3.36
Window (months)                         37-106            37-84             37-68             37-57              37-48
Expected Final Maturity               10/25/2014        12/25/2012        8/25/2011         9/25/2010         12/25/2009

Class M-9
---------
Average Life (yrs)                       5.43              4.34              3.68              3.29              3.12
Window (months)                         37-91             37-72             37-58             37-49              37-41
Expected Final Maturity               7/25/2013         12/25/2011        10/25/2010        1/25/2010          5/25/2009

---------------------------------- ----------------- ----------------- ----------------- ----------------- ------------------

-----------------------------------------------------------------------------------------------------------------------------
                                             Sensitivity Analysis - To Maturity
-----------------------------------------------------------------------------------------------------------------------------

CPR                                      20%               25%               30%               35%                40%

Class M-1
---------
Average Life (yrs)                       7.11              5.73              4.98              4.65              4.71
Window (months)                         37-205            39-164            41-135            44-113             48-96
Expected Final Maturity               1/25/2023         8/25/2019         3/25/2017         5/25/2015         12/25/2013

Class M-2
---------
Average Life (yrs)                       7.05              5.66              4.85              4.41              4.23
Window (months)                         37-188            38-151            40-123            41-103             43-87
Expected Final Maturity               8/25/2021         7/25/2018         3/25/2016         7/25/2014          3/25/2013

Class M-3
---------
Average Life (yrs)                       6.99              5.60              4.77              4.30              4.05
Window (months)                         37-173            38-138            39-112            40-94              42-80
Expected Final Maturity               5/25/2020         6/25/2017         4/25/2015         10/25/2013         8/25/2012

Class M-4
---------
Average Life (yrs)                       6.92              5.54              4.70              4.20              3.93
Window (months)                         37-166            37-132            38-108            39-90              40-76
Expected Final Maturity               10/25/2019        12/25/2016        12/25/2014        6/25/2013          4/25/2012

Class M-5
---------
Average Life (yrs)                       6.81              5.43              4.61              4.11              3.81
Window (months)                         37-151            37-120            38-98             39-81              39-69
Expected Final Maturity               7/25/2018         12/25/2015        2/25/2014         9/25/2012          9/25/2011

Class M-6
---------
Average Life (yrs)                       6.70              5.34              4.53              4.01              3.71
Window (months)                         37-140            37-110            38-90             38-75              39-64
Expected Final Maturity               8/25/2017         2/25/2015         6/25/2013         3/25/2012          4/25/2011

Class M-7
---------
Average Life (yrs)                       6.47              5.16              4.36              3.88              3.57
Window (months)                         37-131            37-103            37-84             37-70              38-59
Expected Final Maturity               11/25/2016        7/25/2014         12/25/2012        10/25/2011        11/25/2010

Class M-8
---------
Average Life (yrs)                       6.06              4.83              4.09              3.62              3.36
Window (months)                         37-106            37-84             37-68             37-57              37-48
Expected Final Maturity               10/25/2014        12/25/2012        8/25/2011         9/25/2010         12/25/2009

Class M-9
---------
Average Life (yrs)                       5.43              4.34              3.68              3.29              3.12
Window (months)                         37-91             37-72             37-58             37-49              37-41
Expected Final Maturity               7/25/2013         12/25/2011        10/25/2010        1/25/2010          5/25/2009

---------------------------------- ----------------- ----------------- ----------------- ----------------- ------------------

Available Funds Cap. The information in the following table has been prepared in accordance with the following assumptions (i) one-month and six-month LIBOR and one-year CMT remain constant at 20.00%, (ii) day count convention of actual/360 is applied, and (iii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.

------------ ---------------------    ---------- --------------------
  Period       Pool Cap (%)(1)         Period      Pool Cap (%)(1)
------------ ---------------------    ---------- --------------------
     1             5.93077               40           15.42122
     2             8.59958               41           16.58121
     3             9.59243               42           15.82314
     4             8.73068               43           16.11293
     5             9.09261               44           15.35619
     6             8.87004               45           15.11200
     7             9.24109               46           15.55702
     8             9.01819               47           15.06310
     9             9.13885               48           15.55738
    10             9.52608               49           15.04774
    11             9.30122               50           15.03972
    12             9.69908               51           16.64198
    13             9.47383               52           15.03140
    14             9.56418               53           15.53906
    15             10.69205              54           15.02879
    16             9.75339               55           15.52017
    17             10.18085              56           15.00997
    18             9.95455               57           15.00013
    19             10.39518              58           15.48968
    20             10.16842              59           14.97959
    21             10.32355              60           15.46747
    22             10.78696              61           11.74399
    23             12.46611              62           11.74461
    24             12.98965              63           13.00364
    25             12.67836              64           11.74584
    26             12.78941              65           12.13801
    27             13.79380              66           11.74709
    28             13.02187              67           12.13931
    29             14.43459              68           11.74835
    30             14.09418              69           11.74899
    31             14.69735              70           12.14128
    32             14.35628              71           11.75027
    33             14.53662              72           12.14261
    34             15.19313              73           11.75156
    35             15.72023              74           11.75221
    36             16.39916              75           12.56341
    37             16.02467              76           11.75353
    38             15.82682              77           12.14600
    39             17.29682              78           11.75486
------------ ---------------------    ---------- --------------------

(1) Includes Yield Maintenance Agreement payments on the Class M and Class B-1 Certificates.

Excess Spread (1)(2)(3)

------------- ----------------------------     ----------- --------------------
   Period            Excess Spread               Period           Excess Spread
------------- ----------------------------     ----------- --------------------
     1                   1.46%                     31                 3.45%
     2                   1.77%                     32                 3.27%
     3                   2.20%                     33                 3.26%
     4                   1.57%                     34                 3.45%
     5                   1.68%                     35                 3.32%
     6                   1.45%                     36                 3.49%
     7                   1.63%                     37                 3.30%
     8                   1.44%                     38                 3.35%
     9                   1.46%                     39                 3.88%
     10                  1.63%                     40                 3.37%
     11                  1.47%                     41                 3.57%
     12                  1.64%                     42                 3.40%
     13                  1.45%                     43                 3.57%
     14                  1.51%                     44                 3.40%
     15                  2.02%                     45                 3.40%
     16                  1.51%                     46                 3.58%
     17                  1.68%                     47                 3.43%
     18                  1.51%                     48                 3.60%
     19                  1.67%                     49                 3.42%
     20                  1.50%                     50                 3.42%
     21                  1.49%                     51                 3.94%
     22                  1.65%                     52                 3.42%
     23                  3.34%                     53                 3.61%
     24                  3.50%                     54                 3.44%
     25                  3.32%                     55                 3.61%
     26                  3.31%                     56                 3.44%
     27                  3.64%                     57                 3.44%
     28                  3.27%                     58                 3.62%
     29                  3.47%                     59                 3.46%
     30                  3.29%                     60                 3.64%
------------- ----------------------------     ----------- --------------------

(1) Based on gradually increasing one-month LIBOR, six-month LIBOR and one-year CMT curves.

(2)   Assumes a constant prepayment rate of 30%.

(3) Does not include Yield Maintenance Agreement payments on the Class M and Class B-1 Certificates.

Appendix A

This transaction will contain a one-month LIBOR Yield Maintenance Agreement (the "Yield Maintenance Agreement") available to pay Cap Carryover Amounts on the Class M and Class B-1 Certificates, in the manner described herein. The Yield Maintenance Agreement will have an initial notional amount of approximately $130,290,000, a term of 59 months beginning on the second Distribution Date and a strike rate as detailed in the table below.

The Yield Maintenance Agreement Notional Amount Amortization Schedule
---------------------------------------------------------------------

-------------- --------------------------------- --------------------      ----------------- ----------------------- ------------
                           Notional                    Strike                                            Notional       Strike
 Period                  Schedule ($)                 Rate (%)                  Period                 Schedule ($)    Rate (%)
-------------- --------------------------------- --------------------      ----------------- ----------------------- ------------
   1                         0.00                       0.00                      31                  130,290,000.00     8.00
   2                    130,290,000.00                  6.00                      32                  130,290,000.00     8.00
   3                    130,290,000.00                  6.00                      33                  130,290,000.00     8.00
   4                    130,290,000.00                  6.00                      34                  130,290,000.00     8.00
   5                    130,290,000.00                  6.00                      35                  130,290,000.00     8.00
   6                    130,290,000.00                  6.00                      36                  130,290,000.00     8.00
   7                    130,290,000.00                  6.00                      37                  130,290,000.00     8.00
   8                    130,290,000.00                  6.00                      38                  121,593,271.27     8.00
   9                    130,290,000.00                  6.00                      39                  113,155,120.10     8.00
   10                   130,290,000.00                  6.00                      40                  104,967,887.97     8.00
   11                   130,290,000.00                  6.00                      41                  97,024,142.55      8.00
   12                   130,290,000.00                  6.00                      42                  89,316,671.05      8.00
   13                   130,290,000.00                  6.00                      43                  81,838,473.69      8.00
   14                   130,290,000.00                  6.00                      44                  74,582,757.49      8.00
   15                   130,290,000.00                  6.00                      45                  67,542,930.13      8.00
   16                   130,290,000.00                  6.00                      46                  64,280,909.73      8.00
   17                   130,290,000.00                  6.00                      47                  62,226,523.20      8.00
   18                   130,290,000.00                  6.00                      48                  60,233,286.54      8.00
   19                   130,290,000.00                  6.00                      49                  58,299,387.16      8.00
   20                   130,290,000.00                  6.00                      50                  56,423,066.04      8.00
   21                   130,290,000.00                  6.00                      51                  54,602,616.15      8.00
   22                   130,290,000.00                  6.00                      52                  52,836,380.89      8.00
   23                   130,290,000.00                  8.00                      53                  51,122,752.64      8.00
   24                   130,290,000.00                  8.00                      54                  49,460,171.31      8.00
   25                   130,290,000.00                  8.00                      55                  47,847,122.90      8.00
   26                   130,290,000.00                  8.00                      56                  46,282,138.21      8.00
   27                   130,290,000.00                  8.00                      57                  44,763,791.43      8.00
   28                   130,290,000.00                  8.00                      58                  43,290,698.95      8.00
   29                   130,290,000.00                  8.00                      59                  41,861,518.06      8.00
   30                   130,290,000.00                  8.00                      60                  40,467,033.50      8.00
-------------- --------------------------------- --------------------      ----------------- ----------------------- ------------

                     The Mortgage Loans - All Collateral(1)

 Scheduled Principal Balance:                                       $868,599,210
 Number of Mortgage Loans:                                                 4,841
 Average Scheduled Principal Balance:                                   $179,426
 Weighted Average Gross Coupon:                                           7.222%
 Weighted Average Net Coupon: (2)                                         6.722%
 Non-Zero Weighted Average Current FICO Score:                               623
 Weighted Average Original LTV Ratio:                                     78.70%
 Weighted Average Original Full Combined LTV Ratio: (3)                   85.17%
 Weighted Average Stated Remaining Term (months):                            353
 Weighted Average Seasoning (months):                                          2
 Weighted Average Months to Roll:                                             22
 Weighted Average Gross Margin:                                            4.66%
 Weighted Average Initial Rate Cap:                                        2.98%
 Weighted Average Periodic Rate Cap:                                       1.02%
 Weighted Average Gross Maximum Lifetime Rate:                            13.23%

(1) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Cut-Off Date.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Servicing Fee.

(3) Reflects the original loan-to-value ratio, plus any known subordinate liens not owned by the trust fund.


                    Distribution by Current Principal Balance

                                                                          Non-Zero
                                                   Pct. Of    Weighted    Weighted               Weighted
                                                   Pool By      Avg.        Avg.       Avg.         Avg.                   Pct.
 Current Principal    Number of     Principal     Principal    Gross       Current   Principal   Original    Pct. Full    Owner
      Balance           Loans        Balance       Balance     Coupon       FICO      Balance       LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below              346    $13,114,860       1.51%      8.954%         594    $37,904      73.73%     100.00%      88.16%
$50,001 - $75,000            502     31,728,063        3.65       8.398         606     63,203       79.93      100.00       95.11
$75,001 - $100,000           547     48,022,504        5.53       7.860         609     87,793       77.63      100.00       95.41
$100,001 - $125,000          565     63,994,965        7.37       7.675         616    113,265       79.02      100.00       96.89
$125,001 - $150,000          508     69,848,766        8.04       7.766         614    137,498       79.01      100.00       97.86
$150,001 - $200,000          853    149,105,585       17.17       7.285         614    174,801       77.68      100.00       97.21
$200,001 - $250,000          505    113,085,217       13.02       7.218         618    223,931       78.36      100.00       98.43
$250,001 - $300,000          335     91,512,956       10.54       6.893         629    273,173       79.05      100.00       97.57
$300,001 - $350,000          226     73,378,812        8.45       6.994         629    324,685       79.15      100.00       99.54
$350,001 - $400,000          136     50,857,386        5.86       6.862         632    373,951       79.71      100.00       96.93
$400,001 & Above             318    163,950,095       18.88       6.601         642    515,566       79.37      100.00       97.20
------------------------------------------------------------------------------------------------------------------------------------
Total:                     4,841   $868,599,210     100.00%      7.222%         623   $179,426      78.70%     100.00%      97.30%
===================================================================================================================================

                          Distribution by Current Rate

                                                                       Non-Zero
                                               Pct. Of     Weighted    Weighted                 Weighted
                                               Pool By       Avg.         Avg.        Avg.         Avg.                     Pct.
                   Number of     Principal    Principal     Gross       Current     Principal    Original    Pct. Full     Owner
  Current Rate       Loans        Balance      Balance      Coupon        FICO      Balance        LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.99% & Below             25     $8,026,358        0.92%      4.779%         700     $321,054      76.15%      100.00%     100.00%
5.00 - 5.49%              46     14,127,338         1.63       5.303         688      307,116       77.17       100.00       97.61
5.50 - 5.99%             374    101,586,863        11.70       5.820         663      271,623       76.35       100.00       99.37
6.00 - 6.49%             434    109,446,840        12.60       6.267         645      252,182       75.80       100.00       98.04
6.50 - 6.99%           1,036    217,769,383        25.07       6.747         632      210,202       77.38       100.00       96.62
7.00 - 7.49%             557    103,773,029        11.95       7.257         624      186,307       79.30       100.00       95.91
7.50 - 7.99%             872    131,231,265        15.11       7.730         610      150,495       80.48       100.00       96.74
8.00 - 8.49%             355     49,352,115         5.68       8.250         596      139,020       81.11       100.00       96.28
8.50 - 8.99%             480     66,436,516         7.65       8.747         580      138,409       82.84       100.00       98.63
9.00% & Above            662     66,849,505         7.70       9.827         563      100,981       81.64       100.00       97.46
------------------------------------------------------------------------------------------------------------------------------------
Total:                 4,841   $868,599,210      100.00%      7.222%         623     $179,426      78.70%      100.00%      97.30%
===================================================================================================================================


                              Distribution by Lien

                                                                     Non-Zero
                                             Pct. Of     Weighted    Weighted                  Weighted
                                             Pool By        Avg.        Avg.         Avg.         Avg.                     Pct.
                Number of     Principal     Principal      Gross      Current     Principal     Original    Pct. Full     Owner
    Lien          Loans        Balance       Balance       Coupon       FICO       Balance        LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
1                    4,841   $868,599,210      100.00%       7.222%         623     $179,426       78.70%     100.00%       97.30%
------------------------------------------------------------------------------------------------------------------------------------
Total:               4,841   $868,599,210      100.00%       7.222%         623     $179,426       78.70%     100.00%       97.30%
===================================================================================================================================


                          Distribution by Original LTV

                                                                       Non-Zero
                                                Pct. Of   Weighted     Weighted               Weighted
                                                Pool By      Avg.         Avg.        Avg.       Avg.                      Pct.
                    Number of     Principal    Principal    Gross       Current     Principal  Original    Pct. Full      Owner
 Original LTV         Loans        Balance      Balance     Coupon       FICO        Balance      LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below            397    $60,426,055       6.96%      7.216%          603    $152,207      48.85%      100.00%      93.96%
60.01 - 70.00%            460     80,958,781        9.32       7.095          601     175,997       66.56       100.00       91.63
70.01 - 80.00%          2,561    474,575,038       54.64       6.916          630     185,308       78.72       100.00       97.76
80.01 - 85.00%            436     82,626,244        9.51       7.678          611     189,510       84.29       100.00       97.11
85.01 - 90.00%            581    106,454,825       12.26       7.764          618     183,227       89.67       100.00      100.00
90.01 - 95.00%            227     37,669,866        4.34       7.932          638     165,947       94.63       100.00      100.00
95.01 - 100.00%           179     25,888,401        2.98       8.506          639     144,628       99.86       100.00      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                  4,841   $868,599,210     100.00%      7.222%          623    $179,426      78.70%      100.00%      97.30%
===================================================================================================================================


                   Distribution by Original Full Combined LTV

                                                  Pct. Of   Weighted    Weighted               Weighted
                                                  Pool By     Avg.        Avg.         Avg.       Avg.                    Pct.
                      Number of     Principal    Principal   Gross       Current     Principal  Original    Pct. Full    Owner
  Combined LTV          Loans        Balance      Balance    Coupon       FICO        Balance     LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below            393    $59,532,677       6.85%      7.221%          603    $151,483      48.78%      100.00%      93.87%
60.01 - 70.00%            454     80,196,860        9.23       7.102          601     176,645       66.50       100.00       91.55
70.01 - 80.00%            944    185,543,194       21.36       7.247          608     196,550       77.20       100.00       94.27
80.01 - 85.00%            423     80,360,270        9.25       7.674          611     189,977       84.22       100.00       97.03
85.01 - 90.00%            617    118,746,454       13.67       7.625          621     192,458       88.26       100.00      100.00
90.01 - 95.00%            398     70,747,119        8.14       7.377          636     177,757       87.18       100.00      100.00
95.01 - 100.00%         1,612    273,472,636       31.48       6.891          645     169,648       81.85       100.00      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                  4,841   $868,599,210     100.00%      7.222%          623    $179,426      78.70%      100.00%      97.30%
===================================================================================================================================

                          Distribution by Documentation

                                                                           Non-Zero
                                                Pct. Of      Weighted      Weighted                Weighted
                                                Pool By        Avg.           Avg.      Avg.         Avg.                    Pct.
                      Number of  Principal     Principal      Gross         Current   Principal    Original    Pct. Full    Owner
 Documentation          Loans     Balance       Balance       Coupon          FICO     Balance       LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full                   4,841   $868,599,210       100.00%      7.222%          623    $179,426      78.70%     100.00%      97.30%
------------------------------------------------------------------------------------------------------------------------------------
Total:                 4,841   $868,599,210       100.00%      7.222%          623    $179,426      78.70%     100.00%      97.30%
===================================================================================================================================


                             Distribution by Purpose

                                                                           Non-Zero
                                                   Pct. Of     Weighted    Weighted               Weighted
                                                    Pool By      Avg.        Avg.        Avg.       Avg.                     Pct.
                        Number of     Principal    Principal    Gross       Current   Principal   Original    Pct. Full     Owner
      Purpose             Loans        Balance      Balance     Coupon       FICO      Balance      LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
Cashout Refinance          2,313   $440,008,305      50.66%      7.221%        614    $190,233      75.61%     100.00%      97.34%
Purchase                   2,244    386,203,299       44.46       7.206        633     172,105       82.20      100.00       97.31
Rate/term Refinance          284     42,387,607        4.88       7.367        626     149,252       78.90      100.00       96.75
------------------------------------------------------------------------------------------------------------------------------------
Total:                     4,841   $868,599,210     100.00%      7.222%        623    $179,426      78.70%     100.00%      97.30%
===================================================================================================================================


                            Distribution by Occupancy

                                                                           Non-Zero
                                                   Pct. Of     Weighted    Weighted               Weighted
                                                   Pool By       Avg.        Avg.        Avg.       Avg.                    Pct.
                       Number of     Principal    Principal     Gross      Current     Principal  Original    Pct. Full    Owner
    Occupancy            Loans        Balance      Balance      Coupon       FICO      Balance      LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied          4,667   $845,149,758      97.30%       7.218%         623    $181,091      78.91%      100.00%     100.00%
Non Owner                 119     13,110,811        1.51        7.430         630     110,175       69.53       100.00        0.00
Second Home                55     10,338,641        1.19        7.254         628     187,975       73.00       100.00        0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                  4,841   $868,599,210     100.00%       7.222%         623    $179,426      78.70%      100.00%      97.30%
===================================================================================================================================


                          Distribution by Property Type

                                                                         Non-Zero
                                                 Pct. Of    Weighted     Weighted                Weighted
                                                 Pool By      Avg.         Avg.       Avg.         Avg.                      Pct.
                      Number of     Principal    Principal   Gross        Current   Principal    Original      Pct. Full    Owner
 Property Type          Loans        Balance      Balance    Coupon        FICO      Balance       LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
Single Family          4,425  $785,477,838       90.43%      7.239%          622    $177,509       78.79%      100.00%      97.56%
Condo Low Rise           292    53,342,748         6.14       7.088          637     182,681        79.48       100.00       96.40
2-4 Family               114    28,050,027         3.23       6.983          637     246,053        74.84       100.00       91.54
Condo High Rise           10     1,728,598         0.20       7.164          598     172,860        75.14       100.00      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                 4,841  $868,599,210      100.00%      7.222%          623    $179,426       78.70%      100.00%      97.30%
===================================================================================================================================

                              Distribution by State

                                                                       Non-Zero
                                               Pct. Of     Weighted    Weighted                 Weighted
                                               Pool By        Avg.        Avg.       Avg.          Avg.                    Pct.
                    Number of     Principal    Principal     Gross       Current   Principal     Original    Pct. Full    Owner
    State             Loans        Balance      Balance      Coupon       FICO      Balance        LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
CA                     578   $181,347,528       20.88%       6.558%         641     $313,750       75.43%     100.00%       97.55%
MD                     235     55,074,926         6.34        7.160         618      234,361        78.63      100.00        97.76
FL                     276     53,343,301         6.14        7.241         617      193,273        78.14      100.00        90.64
AZ                     268     49,957,388         5.75        7.335         616      186,408        78.71      100.00        98.02
NY                     143     33,526,808         3.86        7.105         627      234,453        76.95      100.00        99.02
VA                     158     33,236,335         3.83        7.257         612      210,357        79.01      100.00        99.74
IL                     241     32,010,168         3.69        7.752         613      132,822        81.92      100.00        98.82
NJ                     126     28,302,342         3.26        7.697         612      224,622        76.33      100.00        95.94
NV                     119     26,835,650         3.09        7.078         619      225,510        77.04      100.00        97.74
WA                     129     25,285,530         2.91        6.842         630      196,012        79.61      100.00        97.78
Other                2,568    349,679,236        40.26        7.516         619      136,168        80.59      100.00        97.52
------------------------------------------------------------------------------------------------------------------------------------
Total:               4,841   $868,599,210      100.00%       7.222%         623     $179,426       78.70%     100.00%       97.30%
===================================================================================================================================


                  Distribution by Remaining Months to Maturity

                                                                       Non-Zero
                                              Pct. Of      Weighted    Weighted               Weighted
  Remaining                                   Pool By        Avg.        Avg.        Avg.       Avg.                       Pct.
  Months To        Number of     Principal    Principal     Gross       Current   Principal   Original    Pct. Full       Owner
  Maturity           Loans        Balance      Balance      Coupon       FICO      Balance      LTV         Doc          Occupied
------------------------------------------------------------------------------------------------------------------------------------
1 - 180                163    $24,993,676        2.88%       7.068%         645     $153,335       68.66%     100.00%       96.05%
241 - 360            4,678    843,605,534        97.12        7.226         622      180,335        79.00      100.00        97.34
------------------------------------------------------------------------------------------------------------------------------------
Total:               4,841   $868,599,210      100.00%       7.222%         623     $179,426       78.70%     100.00%       97.30%
===================================================================================================================================


                        Distribution by Amortization Type

                                                                                      Non-Zero
                                                                Pct. Of   Weighted    Weighted               Weighted
                                                                Pool By     Avg.        Avg.        Avg.       Avg.
                      Number of     Number of     Principal    Principal   Gross       Current    Principal  Original    Pct. Full
Amortization Type       Loans         Loans        Balance      Balance    Coupon       FICO       Balance      LTV         Doc
------------------------------------------------------------------------------------------------------------------------------------
1 YR ARM                    94    $19,364,529       2.23%      7.541%         628     $206,006      77.58%     100.00%      88.56%
15 YR Fixed                101      9,462,321        1.09       7.587         626       93,686       65.20      100.00       95.38
2 YR ARM                 3,555    582,067,714       67.01       7.374         613      163,732       79.54      100.00       97.15
2 YR ARM IO                580    157,649,778       18.15       6.725         643      271,810       79.88      100.00       99.26
3 YR ARM                    57     13,780,357        1.59       6.887         644      241,761       76.65      100.00       96.52
3 YR ARM IO                 24      7,359,262        0.85       6.529         665      306,636       82.13      100.00      100.00
30 YR Fixed                362     62,575,752        7.20       7.164         642      172,861       72.47      100.00       96.80
30 YR Fixed IO               6        808,143        0.09       7.844         630      134,690       71.12      100.00      100.00
Fixed 15/30 BLN             62     15,531,355        1.79       6.752         656      250,506       70.78      100.00       96.46
------------------------------------------------------------------------------------------------------------------------------------
Total:                   4,841   $868,599,210     100.00%      7.222%         623     $179,426      78.70%     100.00%      97.30%
===================================================================================================================================

                      Distribution by Initial Periodic Cap

                                                                        Non-Zero
                                                 Pct. Of    Weighted    Weighted               Weighted
                                                 Pool By      Avg.        Avg.        Avg.       Avg.                    Pct.
   Initial            Number of     Principal    Principal   Gross       Current     Principal  Original    Pct. Full   Owner
Periodic Cap            Loans        Balance      Balance    Coupon       FICO        Balance      LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
2.00%                   94    $19,364,529        2.23%       7.541%         628     $206,006       77.58%     100.00%       88.56%
3.00%                4,216    760,857,111        87.60        7.222         621      180,469        79.58      100.00        97.60
N/A                    531     88,377,571        10.17        7.143         643      166,436        71.38      100.00        96.61
------------------------------------------------------------------------------------------------------------------------------------
Total:               4,841   $868,599,210      100.00%       7.222%         623     $179,426       78.70%     100.00%       97.30%
===================================================================================================================================


                          Distribution by Periodic Cap

                                                                         Non-Zero
                                                 Pct. Of     Weighted    Weighted              Weighted
                                                 Pool By       Avg.        Avg.        Avg.       Avg.                    Pct.
                      Number of     Principal    Principal    Gross       Current   Principal  Original    Pct. Full     Owner
Periodic Cap            Loans        Balance      Balance     Coupon       FICO      Balance      LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.00%                4,216   $760,857,111       87.60%       7.222%         621     $180,469       79.58%     100.00%       97.60%
2.00%                   94     19,364,529         2.23        7.541         628      206,006        77.58      100.00        88.56
N/A                    531     88,377,571        10.17        7.143         643      166,436        71.38      100.00        96.61
------------------------------------------------------------------------------------------------------------------------------------
Total:               4,841   $868,599,210      100.00%       7.222%         623     $179,426       78.70%     100.00%       97.30%
===================================================================================================================================


                      Distribution by Months to Rate Reset

                                                                       Non-Zero
                                               Pct. Of     Weighted    Weighted                  Weighted
                                               Pool By     Avg.        Avg.          Avg.          Avg.                    Pct.
 Months To          Number of     Principal    Principal   Gross       Current     Principal     Original    Pct. Full    Owner
 Rate Reset           Loans        Balance      Balance     Coupon       FICO      Balance         LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
1 - 12                  94    $19,364,529        2.23%       7.541%         628     $206,006       77.58%     100.00%       88.56%
13 - 24              4,135    739,717,492        85.16        7.236         620      178,892        79.61      100.00        97.60
25 - 36                 81     21,139,619         2.43        6.762         652      260,983        78.56      100.00        97.73
N/A                    531     88,377,571        10.17        7.143         643      166,436        71.38      100.00        96.61
------------------------------------------------------------------------------------------------------------------------------------
Total:               4,841   $868,599,210      100.00%       7.222%         623     $179,426       78.70%     100.00%       97.30%
===================================================================================================================================


                        Distribution by Life Maximum Rate

                                                                         Non-Zero
                                                 Pct. Of     Weighted    Weighted               Weighted
                                                 Pool By        Avg.        Avg.        Avg.       Avg.                    Pct.
                      Number of     Principal    Principal     Gross       Current   Principal  Original    Pct. Full     Owner
Life Maximum Rate       Loans        Balance      Balance      Coupon       FICO      Balance      LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
11.99% & Below            408   $112,216,851      12.92%       5.677%         666    $275,041      77.11%      100.00%      99.13%
12.00 - 12.49%            384     96,798,850       11.14        6.267         641     252,080       76.84       100.00       98.15
12.50 - 12.99%            909    191,378,504       22.03        6.745         629     210,537       78.49       100.00       96.40
13.00 - 13.49%            486     91,679,550       10.55        7.255         623     188,641       80.21       100.00       96.15
13.50 - 13.99%            787    119,647,145       13.77        7.732         608     152,029       80.77       100.00       96.64
14.00 - 14.49%            323     45,901,649        5.28        8.250         593     142,110       81.52       100.00       97.40
14.50 - 14.99%            435     61,583,564        7.09        8.746         579     141,571       83.33       100.00       98.56
15.00 - 15.49%            167     20,548,789        2.37        9.229         576     123,047       84.75       100.00       99.21
15.50 - 15.99%            219     23,886,978        2.75        9.740         561     109,073       81.91       100.00       97.83
16.00% & Above            192     16,579,759        1.91       10.670         546      86,353       81.48       100.00       96.92
N/A                       531     88,377,571       10.17        7.143         643     166,436       71.38       100.00       96.61
------------------------------------------------------------------------------------------------------------------------------------
Total:                  4,841   $868,599,210     100.00%       7.222%         623    $179,426      78.70%      100.00%      97.30%
===================================================================================================================================

                             Distribution by Margin

                                                                         Non-Zero
                                                 Pct. Of     Weighted    Weighted               Weighted
                                                 Pool By       Avg.        Avg.        Avg.       Avg.                    Pct.
                     Number of     Principal    Principal     Gross       Current   Principal    Original    Pct. Full   Owner
    Margin             Loans        Balance      Balance      Coupon       FICO      Balance        LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.99% & Below          2,693   $538,374,488      61.98%       6.676%         637     $199,916      77.84%      100.00%      97.34%
5.00 - 5.49%             451     81,312,054        9.36        7.636         606      180,293       83.32       100.00       95.35
5.50 - 5.99%             379     58,423,931        6.73        8.352         596      154,153       87.37       100.00       98.10
6.00 - 6.49%             357     51,501,778        5.93        8.786         573      144,263       84.35       100.00       98.91
6.50 - 6.99%             222     28,484,746        3.28        9.241         550      128,310       77.87       100.00       98.27
7.00 - 7.49%             125     14,127,145        1.63        9.703         532      113,017       74.87       100.00       99.72
7.50 - 7.99%              52      4,310,977        0.50       10.462         530       82,903       77.24       100.00       96.82
8.00 - 8.49%              30      3,599,436        0.41       10.938         540      119,981       84.53       100.00      100.00
8.50 - 8.99%               1         87,085        0.01        9.875         532       87,085       85.00       100.00      100.00
N/A                      531     88,377,571       10.17        7.143         643      166,436       71.38       100.00       96.61
------------------------------------------------------------------------------------------------------------------------------------
Total:                 4,841   $868,599,210     100.00%       7.222%         623     $179,426      78.70%      100.00%      97.30%
===================================================================================================================================